UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2015

Mylan N.V.

(Exact name of registrant as specified in its charter)

Netherlands	333-199861	98-1189497
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building 4, Trident Place, Mosquito Way, Hatfield Hertfordshire	AL10 9UL
(Address of principal executive offices)	(Zip Code)

+44 (0) 1707 853 000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 3, 2015, a subsidiary of Mylan N.V. (the “Company”) received a subpoena from the Antitrust Division of the U.S. Department of Justice (“DOJ”) seeking information relating to the marketing, pricing and sale of our generic Doxycycline products and any communications with competitors about such products. The Company intends to fully cooperate with the DOJ’s inquiry.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN N.V.

Date: December 4, 2015	By:	/s/ John D. Sheehan
John D. Sheehan
Executive Vice President and Chief Financial Officer